    As filed with the Securities and Exchange Commission on February 25, 2002
                                                         Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

--------------------------------------------------------------
                                    FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

--------------------------------------------------------------
                           PENN NATIONAL GAMING, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          PENNSYLVANIA                       23-2234473
(State or Other Jurisdiction of    (I.R.S. Employer Identification
 Incorporation or Organization)                 No.)

                       825 BERKSHIRE BOULEVARD, SUITE 200
                         WYOMISSING, PENNSYLVANIA 19610
                                  610-373-2400
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

    ADDITIONAL SUBSIDIARY GUARANTOR REGISTRANTS LISTED ON THE FOLLOWING PAGE

                                ----------------
                                PETER M. CARLINO
                             CHIEF EXECUTIVE OFFICER
                           PENN NATIONAL GAMING, INC.
                       825 BERKSHIRE BOULEVARD, SUITE 200
                         WYOMISSING, PENNSYLVANIA 19610
                                  610-373-2400

 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)

                                ----------------
                        COPIES OF ALL COMMUNICATIONS TO:

      PETER S. SARTORIUS, ESQUIRE                JONATHAN A. SCHAFFZIN, ESQUIRE
      MORGAN, LEWIS & BOCKIUS LLP                   CAHILL GORDON & REINDEL
          1701 MARKET STREET                             80 PINE STREET
       PHILADELPHIA, PA 19103                         NEW YORK, NY 10005
            215-963-5000                                  212-701-3000
                                ----------------
       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

       If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

       If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

       If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

/X/   333-63780

       If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

       If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /


                         CALCULATION OF REGISTRATION FEE
===================================================== ============== =================== ==================== ================
                                                                      Proposed Maximum    Proposed Maximum       Amount of
         Title of Each Class of Securities            Amount to be   Offering Price Per  Aggregate Offering    Registration
                  to be Registered                     Registered          Unit(2)             Price               Fee
----------------------------------------------------- -------------- ------------------- -------------------- ----------------
8 7/8% Senior Subordinated Notes due 2010.........
                                                      $15,300,000        99.287%            $15,190,911          $1,398
Guarantees by Additional Registrants (1)..........
===================================================== ============== =================== ==================== ================
(1) In accordance with Rule 457(n), no separate fee for the registration of the guarantees is required.

(2) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.
==============================================================================================================================

                             ADDITIONAL REGISTRANTS


                                                                                       ADDRESS, INCLUDING ZIP CODE,
                                          STATE OR OTHER                                   AND TELEPHONE NUMBER,
                                           JURISDICTION                                   INCLUDING AREA CODE, OF
     EXACT NAME OF REGISTRANT          OF INCORPORATION OR        I.R.S. EMPLOYER         REGISTRANT'S PRINCIPAL
    AS SPECIFIED IN ITS CHARTER           ORGANIZATION          IDENTIFICATION NO.           EXECUTIVE OFFICE
    ---------------------------        --------------------     ------------------     ----------------------------
BACKSIDE, INC.                             Pennsylvania              23-271347               1280 Highway 315
                                                                                          Wilkes-Barre, PA 18702
                                                                                               717-825-6681

BSL, INC.                                  Mississippi              62-1807073        825 Berkshire Blvd., Suite 200
                                                                                           Wyomissing, PA 19610
                                                                                               610-373-2400

BTN, INC.                                  Mississippi              62-1807074        825 Berkshire Blvd., Suite 200
                                                                                           Wyomissing, PA 19610
                                                                                               610-373-2400

CHC CASINOS CORP.                            Florida                65-0681528          3250 Mary Street, Suite 500
                                                                                              Miami, FL 33133
                                                                                               305-445-4290

CRC HOLDINGS, INC.                           Florida                65-0681528          3250 Mary Street, Suite 500
                                                                                              Miami, FL 33133
                                                                                               305-445-4290

THE DOWNS RACING, INC.                     Pennsylvania             23-2924948               1280 Highway 315
                                                                                          Wilkes-Barre, PA 18702
                                                                                               717-825-6681

EBETUSA.COM, INC.                            Delaware               51-0393062              300 Delaware Avenue
                                                                                                 9th Floor
                                                                                           Wilmington, DE 19801
                                                                                               302-552-3137

LOUISIANA CASINO CRUISES, INC.              Louisiana               72-1196619             1717 River Road North
                                                                                           Baton Rouge, LA 70802
                                                                                               225-709-7777

MILL CREEK LAND, INC.                      Pennsylvania             23-2312561               1280 Highway 315
                                                                                          Wilkes-Barre, PA 18702
                                                                                               717-825-6681

MOUNTAINVIEW                               Pennsylvania             25-1196820            R.D. #1, (P.O. Box 32)
   THOROUGHBRED                                                                          Exit 28 off Interstate 81
   RACING ASSOCIATION                                                                      Grantville, PA 17551
                                                                                               717-469-2910

NORTHEAST                                  Pennsylvania             23-2493823               1280 Highway 315
   CONCESSIONS, INC.                                                                      Wilkes-Barre, PA 18702
                                                                                               717-825-6681


                                         West Virginia             23-2839600        825 Berkshire Blvd., Suite 200
PENN NATIONAL                                                                              Wyomissing, PA 19610
   GAMING OF WEST                                                                              610-373-2400
   VIRGINIA, INC.

PENN NATIONAL GSFR,                          Delaware               51-0392451              300 Delaware Avenue
   INC.                                                                                          9th Floor
                                                                                           Wilmington, DE 19801
                                                                                               302-552-3137

PENN NATIONAL HOLDING                        Delaware               51-0372406              300 Delaware Avenue
   COMPANY                                                                                       9th Floor
                                                                                           Wilmington, DE 19801
                                                                                               302-552-3137

PENN NATIONAL                              Pennsylvania             25-1759895            R.D. #1, (P.O. Box 32)
   SPEEDWAY, INC.                                                                        Exit 28 off Interstate 81
                                                                                           Grantville, PA 17551
                                                                                               717-469-2910

PENNSYLVANIA                               Pennsylvania             23-2346492            R.D. #1, (P.O. Box 32)
   NATIONAL TURF                                                                         Exit 28 off Interstate 81
   CLUB, INC.                                                                              Grantville, PA 17551
                                                                                               717-469-2910

PNGI CHARLES TOWN                         West Virginia         034-05460-001 (WVI)        Flowing Springs Road
   FOOD & BEVERAGE                                                                             P.O. Box 551
   LIMITED LIABILITY                                                                      Charles Town, WV 25414
   COMPANY                                                                                     304-725-7001

PNGI CHARLES TOWN                         West Virginia             23-2839601             Flowing Springs Road
   GAMING LIMITED                                                                              P.O. Box 551
   LIABILITY COMPANY                                                                      Charles Town, WV 25414
                                                                                               304-725-7001

PNGI POCONO, INC.                            Delaware               52-2058610              300 Delaware Avenue
                                                                                                 9th Floor
                                                                                           Wilmington, DE 19801
                                                                                               302-552-3137

STERLING AVIATION INC.                       Delaware               23-2818588              300 Delaware Avenue
                                                                                                 9th Floor
                                                                                           Wilmington, DE 19801

                                                                                               302-552-3137

TENNESSEE DOWNS, INC.                       Tennessee               62-1711858        825 Berkshire Blvd., Suite 200
                                                                                           Wyomissing, PA 19610
                                                                                               610-373-2400

WILKES-BARRE DOWNS,                        Pennsylvania             23-3075023               1280 Highway 315
   INC.                                                                                   Wilkes-Barre, PA 18702
                                                                                               717-825-6681

                          EXPLANATION AND INCORPORATION

                       OF CERTAIN INFORMATION BY REFERENCE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-3 (File No. 333-63780) as initially filed by Penn National Gaming, Inc. on June 25, 2001, and as amended on July 10, 2001 and July 23, 2001, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement.

                PART II -- INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS

EXHIBIT NO.           DESCRIPTION
-----------           -----------
5.1 *                 Opinion of Morgan, Lewis & Bockius LLP.
23.1*                 Consent of BDO Seidman LLP.
23.2*                 Consent of Arthur Andersen LLP.
23.3*                 Consent of PricewaterhouseCoopers LLP.
23.4                  The Consent of Morgan, Lewis & Bockius LLP is included in
                      their opinion filed as Exhibit 5.1.
24                    Powers of attorney are contained on the signature pages of
                      Registration Statement (No. 333-63780) incorporated herein by reference.

*     Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                                PENN NATIONAL GAMING, INC.

                                By:   /s/ Peter M. Carlino
                                    ----------------------------------------
                                    Peter M. Carlino
                                    Chairman of the Board and Chief
                                    Executive Officer

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.




Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    Chairman of the Board and            February 21, 2002
------------------------------------          Chief Executive Officer (Principal
Peter M. Carlino                              Executive Officer)

         *                                    President and Chief Operating        February 21, 2002
------------------------------------          Officer
Kevin DeSanctis

         *                                    Senior Vice President and Chief      February 21, 2002
------------------------------------          Financial Officer (Principal
William Clifford                              Financial and Accounting Officer)

         *                                    Secretary and Treasurer              February 21, 2002
------------------------------------
Robert S. Ippolito


         *                                    Director                             February 21, 2002
------------------------------------
William J. Bork

         *                                    Director                             February 21, 2002
------------------------------------
Harold Cramer

         *                                    Director                             February 21, 2002
------------------------------------
David A. Handler


         *                                    Director                             February 21, 2002
------------------------------------
John M. Jacquemin

         *                                    Director                             February 21, 2002
------------------------------------
Robert P. Levy

*By:   /s/ Robert S. Ippolito
      ----------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                           BACKSIDE, INC.

                           By:   /s/ Richard E. Orbann
                               ----------------------------------------
                                  Richard E. Orbann
                                  President, Secretary, Treasurer and
                                  Director


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                     Capacity                             Date
---------                                     --------                             ----
/s/ Richard E. Orbann                         President, Secretary, Treasurer      February 21, 2002
------------------------------------          and Director (Principal Executive,
Richard E. Orbann                             Financial and Accounting Officer)


         *                                    Director                             February 21, 2002
------------------------------------
Peter M. Carlino

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                               BSL, INC.

                               By:   /s/ Robert S. Ippolito
                                   ---------------------------------------------
                                   Robert S. Ippolito
                                   Secretary and Treasurer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    Chief Executive Officer and          February 21, 2002
------------------------------------          Director (Principal Executive
Peter M. Carlino                              Officer)


         *                                    Secretary and Treasurer (Principal   February 21, 2002
------------------------------------          Financial and Accounting Officer)
Robert S. Ippolito

         *                                    President and Director               February 21, 2002
------------------------------------
Kevin DeSanctis

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                                   BTN, INC.

                                    By:   /s/ Robert S. Ippolito
                                        ----------------------------------------
                                        Robert S. Ippolito
                                        Secretary and Treasurer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    Chief Executive Officer and          February 21, 2002
------------------------------------          Director (Principal Executive
Peter M. Carlino                              Officer)


         *                                    Secretary and Treasurer (Principal   February 21, 2002
------------------------------------          Financial and Accounting Officer)
Robert S. Ippolito                            President and Director

         *                                                                         February 21, 2002
------------------------------------
Kevin DeSanctis

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                                  CHC CASINOS CORP.

                                  By:   /s/ Robert S. Ippolito
                                      ------------------------------------------
                                      Robert S. Ippolito
                                      Secretary, Treasurer and Director



         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    President and Chief Executive        February 21, 2002
------------------------------------          Officer (Principal Executive
Peter M. Carlino                              Officer)


         *                                    Secretary, Treasurer and Director    February 21, 2002
------------------------------------          (Principal Financial and
Robert S. Ippolito                            Accounting Officer)


         *                                    Vice President and Director          February 21, 2002
------------------------------------
Joseph A. Lashinger, Jr.

*By:   /S/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                                 CRC HOLDINGS, INC.

                                 By:   /S/ Robert S. Ippolito
                                     -------------------------------------------
                                     Robert S. Ippolito
                                     Secretary, Treasurer and Director


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    President and Chief Executive        February 21, 2002
------------------------------------          Officer (Principal Executive
Peter M. Carlino                              Officer)


         *                                    Secretary, Treasurer and Director    February 21, 2002
------------------------------------          (Principal Financial and
Robert S. Ippolito                            Accounting Officer)


         *                                    Vice President and Director          February 21, 2002
------------------------------------
Joseph A. Lashinger, Jr.

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                            THE DOWNS RACING, INC.

                            By:   /s/ Joseph A. Lashinger, Jr.
                                ----------------------------------------
                                Joseph A. Lashinger, Jr.
                                President, Secretary and Treasurer and
                                Sole Director


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                     Capacity                             Date
---------                                     --------                             ----
/s/ Joseph A. Lashinger, Jr.                  President, Secretary, Treasurer      February 21, 2002
------------------------------------          and Sole Director (Principal
Joseph A. Lashinger, Jr.                      Executive, Financial and
                                              Accounting Officer)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                            EBETUSA.COM, INC.

                            By:   /s/ Joseph A. Lashinger, Jr.
                                ----------------------------------------
                                   Joseph A. Lashinger, Jr.
                                   President and Director



         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                     Capacity                             Date
---------                                     --------                             ----

/s/ Joseph A. Lashinger, Jr.                  President and Director (Principal    February 21, 2002
------------------------------------          Executive Officer)
Joseph A. Lashinger, Jr.

         *                                    Secretary, Treasurer and Director    February 21, 2002
------------------------------------          (Principal Financial and
Robert S. Ippolito                            Accounting Officer)


         *                                    Director                             February 21, 2002
------------------------------------
Peter M. Carlino

         *                                    Vice President and Director          February 21, 2002
------------------------------------
Kevin DeSanctis


*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                         LOUISIANA CASINO CRUISES, INC.

                         By:   /s/ Robert S. Ippolito
                             -------------------------------------------------
                             Robert S. Ippolito
                             Secretary, Treasurer and Director


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    President and Chief Executive        February 21, 2002
------------------------------------          Officer (Principal Executive
Peter M. Carlino                              Officer)


         *                                    Secretary, Treasurer and Director    February 21, 2002
------------------------------------          (Principal Financial and
Robert S. Ippolito                            Accounting Officer)


         *                                    Vice President and Director          February 21, 2002
------------------------------------
Joseph A. Lashinger, Jr.

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                           MILL CREEK LAND, INC.

                           By:   /s/ Robert S. Ippolito
                               -------------------------------------------------
                               Robert S. Ippolito
                               Secretary and Treasurer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    President and Director (Principal    February 21, 2002
------------------------------------          Executive Officer)
Richard E. Orbann

         *                                    Secretary and Treasurer (Principal   February 21, 2002
------------------------------------          Financial and Accounting Officer)
Robert S. Ippolito

         *                                    Director                             February 21, 2002
------------------------------------
Peter M. Carlino

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                               MOUNTAINVIEW THOROUGHBRED RACING ASSOCIATION

                               By:   /s/ Robert S. Ippolito
                                   ---------------------------------------------
                                   Robert S. Ippolito
                                   Secretary and Treasurer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    President and Director (Principal    February 21, 2002
------------------------------------          Executive Officer)
Peter M. Carlino

         *                                    Secretary and Treasurer              February 21, 2002
------------------------------------          (Principal Financial and
Robert S. Ippolito                            Accounting Officer)


         *                                    Director                             February 21, 2002
------------------------------------
Harold Cramer

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                         NORTHEAST CONCESSIONS, INC.

                         By:   /s/ Robert S. Ippolito
                             -------------------------------------------------
                             Robert S. Ippolito
                             Vice President and Treasurer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    President, Secretary and Director    February 21, 2002
------------------------------------          (Principal Executive Officer)
Richard E. Orbann

         *                                    Vice President and Treasurer         February 21, 2002
------------------------------------          (Principal Financial and
Robert S. Ippolito                            Accounting Officer)


         *                                    Director                             February 21, 2002
------------------------------------
Peter M. Carlino

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                      PENN NATIONAL GAMING OF WEST VIRGINIA, INC.

                       By:   /s/ Robert S. Ippolito
                           -------------------------------------------------
                           Robert S. Ippolito
                           Secretary and Treasurer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    President and Director (Principal    February 21, 2002
------------------------------------          Executive Officer)
Peter M. Carlino

         *                                    Secretary and Treasurer (Principal   February 21, 2002
------------------------------------          Financial and Accounting Officer)
Robert S. Ippolito

         *                                    Director                             February 21, 2002
------------------------------------
Harold Cramer

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                            PENN NATIONAL GSFR, INC.

                            By:   /s/ Robert S. Ippolito
                                ----------------------------------------------
                                Robert S. Ippolito
                                Secretary and Treasurer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    Chairman of the Board and Chief      February 21, 2002
------------------------------------
Peter M. Carlino                              Executive Officer (Principal
                                              Executive Officer)

         *                                    Secretary and Treasurer (Principal   February 21, 2002
------------------------------------
Robert S. Ippolito                            Financial and Accounting Officer)

         *                                    President, Chief Operating Officer   February 21, 2002
------------------------------------
Richard E. Orbann                             and Director

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                               PENN NATIONAL HOLDING COMPANY

                               By:   /s/ Robert S. Ippolito
                                   ---------------------------------------------
                                   Robert S. Ippolito
                                   Secretary, Treasurer and Director


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    Chairman of the Board, President     February 21, 2002
------------------------------------          and Chief Executive Officer
Peter M. Carlino                              (Principal Executive Officer)


         *                                    Secretary, Treasurer and Director    February 21, 2002
------------------------------------          (Principal Financial and
Robert S. Ippolito                            Accounting Officer)


*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                            PENN NATIONAL SPEEDWAY, INC.

                            By:   /s/ Richard M. Carlino
                                ----------------------------------------
                                   Richard M. Carlino
                                   Chief Executive Officer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    Chief Executive Officer (Principal   February 21, 2002
------------------------------------          Executive, Financial and
Richard M. Carlino                            Accounting Officer)


         *                                    Director                             February 21, 2002
------------------------------------
Peter M. Carlino

         *                                    Director                             February 21, 2002
------------------------------------
Richard E. Orbann

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                            PENNSYLVANIA NATIONAL TURF CLUB, INC.

                            By:   /s/ Robert S. Ippolito
                                ----------------------------------------------
                                Robert S. Ippolito
                                Secretary and Treasurer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    President and Director (Principal    February 21, 2002
------------------------------------          Executive Officer)
Peter M. Carlino

         *                                    Secretary and Treasurer (Principal   February 21, 2002
------------------------------------          Financial and Accounting Officer)
Robert S. Ippolito

         *                                    Director                             February 21, 2002
------------------------------------
Harold Cramer

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                   PNGI CHARLES TOWN FOOD & BEVERAGE LIMITED LIABILITY
                   COMPANY

                   By: PNGI CHARLES TOWN GAMING LIMITED LIABILITY
                   COMPANY (its sole member)

                   By: PENN NATIONAL GAMING OF WEST VIRGINIA, INC. (its sole managing member)

                     By:   /s/ Peter M. Carlino
                         -----------------------------------------------
                            Peter M. Carlino
                            President and Director

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    Sole Manager (Principal Executive,   February 21, 2002
------------------------------------          Financial and Accounting Officer)
Richard L. Moore


By: Penn National Gaming of West
Virginia, Inc., in its capacity as sole
managing member of PNGI Charles
Town Gaming Limited Liability
Company, in its capacity as sole member
of PNGI Charles Town Food &
Beverage LLC

         *
------------------------------------          President and Director               February 21, 2002
Peter M. Carlino


By: Penn National Gaming of West Virginia,
Inc., in its capacity as sole managing
member of PNGI Charles Town Gaming Limited
Liability Company, in its capacity as
sole member of PNGI Charles Town Food &
Beverage LLC

         *
------------------------------------          Director                             February 21, 2002
Harold Cramer

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                    PNGI CHARLES TOWN GAMING LIMITED LIABILITY COMPANY

                    By: PENN NATIONAL GAMING OF WEST VIRGINIA, INC. (its managing sole member)

                    By:   /s/ Robert S. Ippolito
                        -------------------------------------------------
                        Robert S. Ippolito
                        Secretary and Treasurer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                     Capacity                             Date
---------                                     --------                             ----
By: Penn National Gaming of West Virginia,
Inc., in its capacity as sole managing
member of PNGI Charles Town Gaming Limited
Liability Company

         *
------------------------------------          President and Director (Principal    February 21, 2002
Peter M. Carlino                              Executive Officer)



By: Penn National Gaming of West Virginia,
Inc., in its capacity as sole managing
member of PNGI Charles Town Gaming Limited
Liability Company

         *                                    Secretary and Treasurer (Principal   February 21, 2002
------------------------------------          Financial and Accounting Officer)
Robert S. Ippolito

By: Penn National Gaming of West Virginia,
Inc., in its capacity as sole managing
member of PNGI Charles Town Gaming Limited
Liability Company

         *
------------------------------------          Director                             February 21, 2002
Harold Cramer

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                   PNGI POCONO, INC.

                   By:   /s/ Robert S. Ippolito
                       -------------------------------------------------
                       Robert S. Ippolito
                       Secretary and Treasurer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    President and Sole Director          February 21, 2002
------------------------------------          (Principal Executive Officer)
Richard E. Orbann

         *                                    Secretary and Treasurer (Principal   February 21, 2002
------------------------------------          Financial and Accounting Officer)
Robert S. Ippolito

*By:   /s/ Robert S. Ippolito
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                             STERLING AVIATION INC.

                             By:   /s/ Robert S. Ippolito
                                 ---------------------------------------------
                                 Robert S. Ippolito
                                 Secretary and Treasurer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    President and Director (Principal    February 21, 2002
------------------------------------          Executive Officer)
Peter M. Carlino

         *                                    Secretary and Treasurer (Principal   February 21, 2002
------------------------------------          Financial and Accounting Officer)
Robert S. Ippolito

         *                                    Director                             February 21, 2002
------------------------------------
Harold Cramer

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                      TENNESSEE DOWNS, INC.

                      By:   /s/ Robert S. Ippolito
                          -------------------------------------------------
                          Robert S. Ippolito
                          Secretary and Director



         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                     Capacity                             Date
---------                                     --------                             ----
         *                                    President and Director (Principal    February 21, 2002
------------------------------------          Executive, Financial and
richard E. Orbann                             Accounting Officer)


         *                                    Director                             February 21, 2002
------------------------------------
Peter M. Carlino

         *                                    Secretary and Director               February 21, 2002
------------------------------------
Robert S. Ippolito

         *                                    Vice President and Director          February 21, 2002
------------------------------------
Joseph A. Lashinger, Jr.

*By:   /s/ Robert S. Ippolito
      ------------------------------
         Robert S. Ippolito,
         as Attorney-in-Fact and
         Agent of the Undersigned

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyomissing, Commonwealth of Pennsylvania on February 21, 2002.

                            WILKES BARRE DOWNS, INC.

                            By:   /s/ Robert E. Abraham
                                ----------------------------------------
                                Robert E. Abraham
                                President, Secretary, Treasurer and
                                Sole Director


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                     Capacity                             Date
---------                                     --------                             ----
/s/ Robert E. Abraham                         President, Secretary, Treasurer      February 21, 2002
------------------------------------          and Sole Director (Principal
Robert E. Abraham                             Executive, Financial and
                                              Accounting Officer)